Exhibit 99.11

                  COMMERCIAL REAL ESTATE MORTGAGE
                     AND SECURITY AGREEMENT


THIS COMMERCIAL REAL ESTATE MORTGAGE AND SECURITY AGREEMENT (as amended from time to time, this "Mortgage"), is made this 29th day of September, 1999, by and from PITTSFIELD MOLD & TOOL, INC., a Massachusetts corporation, which has its principal place of business at Stearnsville Industrial Park 10 BETNR Industrial Drive, Pittsfield, Massachusetts 01201 ("Mortgagor"), to the KIRCHNER FAMILY NOMINEE TRUST, under Declaration of Trust, dated February 6, 1996 and recorded with the Berkshire County (District) Registry of Deeds in Book 910, Page 800, having its principal office at Victoria Lane, Lanesboro, Massachusetts 01237 (the "Bank");

1.  Mortgage, Obligations and Future Advances

1.1 Mortgage. For valuable consideration paid, the receipt and sufficiency of which is hereby acknowledged, Mortgagor hereby grants to the Bank, with MORTGAGE COVENANTS, the "Property" described in Section 1.4 below, to secure the prompt payment and performance of any and all obligations of Mortgagor to the Bank, whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising or acquired, and whether arising out of this present transaction, or a transaction separate and unrelated hereto (the "Obligations"), including without limitation:

(a) all obligations under a Promissory Note of even date herewith from Mortgagor payable to the order of the Bank in the original principal amount of $1,750,000.00, as the same may be amended or extended and under a Promissory Note of even date herewith from Mortgagor payable to the order of the Bank in the original principal amount of $2,200,000.00, as the same may be amended or extended (collectively the "Note");

1.2  Security Interest in Personal Property.   As continuing
security for the Obligations, Mortgagor hereby pledges assigns and grants to the Bank a security interest in any of the Property (as defined in Section 1.4 below) constituting personal property or fixtures. This Mortgage shall be deemed to be a security agreement and financing statement pursuant to the terms of the Uniform Commercial Code of Massachusetts.

1.3 Collateral Assignment of Leases and Rents.   Mortgagor hereby
assigns to the Bank as collateral security for the Obligations all of Mortgagor's rights and benefits under any and all Leases (as defined in Section 1.4 below) and any and all rents and other amounts now or hereafter owing with respect to the Leases or the use or occupancy of the Properties. This collateral assignment shall be absolute and effective immediately, but Mortgage shall continue to collect rents owing under the Leases until an Event of Default (as defined in Section 6.1 below) occurs and the Bank exercises its rights and remedies to collect such rents as set forth in Section 6.2(c) hereof.

1.4 Property.   The term "Property", as used in this Mortgage,
shall mean that certain parcel of land and the structures and improvements now or hereafter thereon known as Stearnsville Industrial Park, 10 BETNR Industrial Drive, Pittsfield, Massachusetts 01201 as more particularly described in Exhibit A attached hereto, together with (i) all rights now or hereafter existing, belonging or pertaining thereto (ii) all goods, furniture, machinery, equipment, fixtures, accounts, contract rights, documents, instruments, proceeds of insurance, general intangibles and other items of personal property of Mortgagor or in which it has an interest, now owned or hereafter acquired, that are located on or used in connection with the Property and any substitutions, replacements, accessions and proceeds of any of the foregoing; (iii) all judgments, awards of damages and settlements hereafter made as a result or in lieu of any Taking (as defined in Section 3 hereof); (iv) all of the rights and benefits of Mortgagor under any present or future leases or agreements relating to the Property, or the use or occupancy thereof together with any extensions and renewals thereof (the "Leases"); (v) all contracts, permits and licenses respecting the use, operation or maintenance of the Property.

1.5 Cross-Collateral. It is the express intention of Mortgagor that this Mortgage secure payment and performance of all of the Obligations. Notice of the continuing grant of this Mortgage shall not be required to be stated on the face of any document evidencing any of the Obligations, nor shall such documents be required to otherwise specify that they are secured hereby.

2. Representations, Warranties, Covenants

2.1 Representations and Warranties. Mortgagor represents and warrants that to its actual knowledge without any independent investigation,

(a) (i) Mortgagor is a Massachusetts corporation, duly organized and validly existing; (ii) Mortgagor has all requisite power to own the Property and conduct its business as now conducted and as presently contemplated, to execute and deliver this Mortgage and convey the Property as contemplated hereby and to grant the security interests and assignment of Leases contained herein; (iii) the execution, delivery and performance of this Mortgage have been authorized by all necessary proceedings of the Mortgagor and do not contravene any provision of Mortgagor's charter or other organizational documents or any law, rule or regulation applicable to Mortgagor or any agreement, instrument, order or undertaking binding on Mortgagor or by which the Property is bound or affected;
(iv) this Mortgage has been duly executed and delivered by Mortgagor and is the legal, valid and binding obligation of Mortgagor enforceable in accordance with its terms except as limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally;

(b) Mortgagor is the sole legal and equitable owner of the Property, holding good and marketable fee simple title to the Property, subject to no liens, encumbrances, leases, security interests or rights of others other than as set forth in detail in Exhibit B hereto (the "Permitted Encumbrances");

(c) As of the date hereof, there are no Hazardous Substances (as defined in Section 2.3(b) hereof) in, on or under the Property;
and

(d) In making such representations and warranties, Mortgagor may rely on sellers' representations and warranties in that certain
Stock Purchase Agreement between Bank and others (as Sellers) and
Mortgagor.

2.2 Recording; Further Assurances. Mortgagor covenants that it shall at all times comply with all statutes and regulations, as may be required by law in order to establish, preserve and protect the interest of the Bank in the Property and the rights of the Bank under this Mortgage. Upon the written request of the Bank, Mortgagor will promptly execute and deliver such further instru-

ments and documents and take such further actions as the Bank may reasonably deem desirable to obtain the full benefits of this Mortgage and of the rights and powers herein granted, including, without limitation, filing financing statements under the Uniform Commercial Code and obtaining any consents or estoppel certificates of lessees under the Leases that the Bank deems appropriate. Mort-

gagor authorizes the Bank to file a copy of this Agreement in lieu of a financing statement.

3. Takings

In case of any condemnation for public use of, or any damage by reason of the action of any public or governmental entity or authority to, all or any part of the Property (a "Taking"), or the commencement of any proceedings or negotiations that might result in a Taking, the Bank may, at its option, appear in any proceeding for a Taking or any negotiations relating to a Taking, and Mortgagor shall give to the Bank copies of all notices, pleadings, determinations and other papers relating thereto.

6. Defaults and Remedies

6.1 Event of Defaults.  Each of the following events shall consti-

tute an "Event of Default" under this Mortgage:

(a) Failure by Mortgagor to make any payment of principal, interest or other sums within five (5) days of when due under the Note or this Mortgage or any other Obligation giving effect to any cure period therein;

(b) Failure by Mortgagor to perform, observe or comply with any of the covenants, agreements, terms or conditions set forth, or the occurrence of a default under, this Mortgage, the Note, or any other agreement, instrument or other document evidencing, securing or otherwise delivered in connection with any Obligation, not cured within twenty (20) days from written notice of the occurrence thereof or any cure period contained therein, if any;

(c) "USC Default" as that term is defined per a certain Cross-
Default and Cross-Collateral Agreement of even date executed by Mortgagor and Bank;

(d) "Change of Control". A Change of Control of Mortgagor shall be deemed to have occurred if: (i) any "person" (as such term is used in Section 13 (d) and 14 (d) (2) of the Securities Exchange Act of 1937, as amended) other than United Shields Corporation ("USC") becomes the beneficial owner, directly or indirectly, of securities of Mortgagor representing more than fifty (50%) percent of the aggregate voting power of all cases of Mortgagor then outstanding voting securities; or (ii) the shareholder(s) of Mortgagor approve(s) (A) a plan of merger, consolidation or share exchange between Mortgagor and any person or entity other than a merger, consolidation or other business combination with USC or with another wholly-owned subsidiary of USC, or (B) a proposal with respect to the sale, lease, exchange or other disposal of all, or substantially all, of Mortgagor's property.

6.2 Remedies. On the occurrence of any Event of Default the Bank may, at any time thereafter, at its option and, to the extent permitted by applicable law, without notice, exercise any or all of the following remedies:

(a) Declare the Obligations due and payable, and the Obligations shall thereupon become immediately due and payable, without presentment, protest, demand or notice of any kind, all of which are hereby expressly waived by Mortgagor;

(b) Take possession of the Property (including all records and documents pertaining thereto) and exclude Mortgagor therefrom, and operate the Property as a mortgagee in possession with all the powers as could be exercised by a receiver or as otherwise provided herein or by applicable law;

(c) Receive and collect all rents, income and profits from the Property, including as may arise under the Leases, and Mortgagor appoints the Bank as its true and lawful attorney with the power for the Bank in its own name and capacity to demand and collect such rents, income and profits and take any action that Mortgagor is authorized to take under the Leases. Lessees under the Leases are hereby authorized and directed, following notice from the Bank, to pay all amounts due Mortgagor under the Leases to the Bank, whereupon such lessees shall be relieved of any and all duty and obligation to Mortgagor with respect to such payments so made;

(d) Sell the Property or any part thereof or interest therein pursuant to exercise of its STATUTORY POWER OF SALE or otherwise at public auction on terms and conditions as the Bank may determine or otherwise foreclose this Mortgage in any manner permitted by law, and upon such sale, Mortgagor shall execute and deliver such instruments as the Bank may request in order to convey and transfer all of Mortgagor's interest in the Property, and the same shall operate to divest all rights, title and interest of Mortgagor in and to the Property. In the event this Mortgage shall include more than one parcel of property or subdivision (each hereinafter called a "portion"), the Bank shall, in its sole and exclusive discretion, be empowered to foreclose upon any such portion without impairing its right to foreclose subsequently upon any other portion or the entirety of the Property from time to time thereafter;

(e) Cause one or more environmental assessments to be taken, arrange for the clean-up of any Hazardous Substances, or otherwise cure Mortgagor's failure to comply with any statute, regulation or ordinance relating to the presence or clean-up of Hazardous Substances; provided that the exercise of any of such remedies shall not be deemed to have relieved Mortgagor from any responsibility therefor or given the Bank "control" over the Property or cause the Bank to be considered to be a mortgagee in possession, "owner" or "operator" of the Property for purposes of any applicable law, rule or regulation pertaining to Hazardous Substances;

(f) Take such other actions or proceedings as the Bank deems necessary or advisable to protect its interest in the Property and ensure payment and performance of the Obligations including, without limitation, appointment of a receiver (and Mortgagor hereby waives any right to object to such appointment) and exercise of any of the Bank's remedies provided in the Note or in any document evidencing, securing or relating to any of the Obligations or available to a secured party under the Uniform Commercial Code of Massachusetts or under other applicable law;

(g) Obtain a release of the obligations of Henry A. Kirchner and Barbara J. Kirchner under the Non-Competition Agreements;

(h) Prosecute the $250,000.00 letter of credit referred to at
Section 8.8 (i) of the Stock Purchase Agreement; and

(i) Joseph A. Kirchner shall be entitled to a release of his obligations under the Employment Agreement.

This Mortgage is upon the STATUTORY CONDITION, for any breach of which the Bank shall have the STATUTORY POWER OF SALE and any other remedies provided by applicable law including, without limitation, the right to pursue a judicial sale of the Property or any portion thereof by deed, assignment or otherwise. Mortgagor agrees and acknowledges that the acceptance by the Bank of any payments from Mortgagor after the occurrence of any Event of Default, the exercise by the Bank of any remedy set forth herein or the commencement of foreclosure proceedings against the Property shall not waive the Bank's right to foreclose or operate as a bar or estoppel to the exercise of any other rights or remedies of the Bank. Mortgagor agrees and acknowledges that the Bank, by making payments or incurring costs described herein, shall be subrogated to any right of Mortgagor to seek reimbursement from any third parties, including without limitation, any predecessor in interest to Mortgagor's title or other party who may be responsible under any law, regulation or ordinance relating to the presence or clean-

up of Hazardous Substances.

6.3 Cumulative Rights and Remedies. All of the foregoing rights, remedies and options are cumulative and in addition to any rights the Bank might otherwise have, whether at law or by agreement and may be exercised separately or concurrently. Mortgagor further agrees that the Bank may exercise any or all of its rights or remedies set forth herein without having to pay Mortgagor any sums for use or occupancy of the Property.

7. Miscellaneous

7.1 Payments by the Bank. To the extent permitted by applicable law, Mortgagor shall pay to the Bank, on demand, all reasonable expenses (including attorneys' fees and expenses and reasonable consulting, accounting, appraisal, brokerage and similar professional fees and charges) incurred by the Bank in connection with the Bank's exercise, preservation or enforcement of any of its rights, remedies and options set forth in this Mortgage (including without limitation any amounts expended pursuant to Section 5.1 and 6.2(e) hereof) and in connection with any litigation, proceeding or dispute whether arising hereunder or otherwise relating to the Obligations, together with interest thereon to the extent permitted by applicable law until paid in full by Mortgagor at a rate per annum equal to the greater of 18% or four percent (4%) above the prime rate of interest per annum as published from time to time by The Wall Street Journal, provided such interest rate not exceed the maximum amount permitted by law. Any amounts owed by Mortgagor hereunder shall be, until paid, part of the Obligations, and the Bank shall be entitled, to the extent permitted by law, to receive and retain such amounts in any action for a deficiency against or redemption by Mortgagor, or any accounting for the proceeds of a foreclosure sale or of insurance proceeds. All references to "attorneys" in this Section 7 and elsewhere in this Mortgage shall include without limitation any attorney or law firm engaged by the Bank and the Bank's in-house counsel, and all references to any "fees and expenses" in this Mortgage shall include without limitation any fees of such attorney or law firm and any allocated charges and allocation costs of the Bank's in-house counsel. The obligations of Mortgagor hereunder shall survive any payment or satisfaction of any of the other Obligations.

 7.2 No Waiver or Release. No failure of the Bank to exercise or delay by the Bank in exercising, any right or remedy or option provided for herein or otherwise shall be deemed to be a waiver of that right, remedy or option or of any other right or option. No sale of all or any part of the Property, no forbearance on the part of the Bank, no release or partial release of any of the Property, and no extension of the time for the payment of the whole or any part of any of the Obligations or any other indulgence given by the Bank to Mortgagor or any other person or entity, shall operate to release or in any manner affect the lien of this Mortgage or the original liability of the Mortgagor except to the extent specifically provided in any written instrument signed by the Bank accomplishing any of the foregoing. Notice of any such extensions or indulgences is waived by Mortgagor. This Mortgage may not be waived, changed or discharged orally, but only by an agreement in writing signed by the Bank, and any oral waiver, change or discharge of any provision of this Mortgage shall be without authority and of no force and effect. A waiver on any one occasion shall be limited to its express terms and conditions and the circumstances giving rise to such waiver and shall not be construed to be a bar to or waiver of any right on any future occasion.

7.3 Notices. Any demand upon or notice to Mortgagor hereunder shall be effective when delivered by hand, properly deposited in the mails postage prepaid, or sent by telex, answerback received, or electronic facsimile transmission, receipt acknowledged, or delivered to a telegraph company or overnight courier, in each case addressed to Mortgagor to United Shields Corporation, 311 Northland Boulevard, Cincinnati, Ohio 45246, or as it appears on the books and records of the Bank. Demands or notices addressed to any other address at which the Bank customarily communicates with Mortgagor also shall be effective. Any notice by Mortgagor to the Bank shall be given as aforesaid, addressed to the Bank c/o Mr. and Mrs. Henry
A. Kirchner, Victoria Lane, Lanesboro, MA 02137 or such other address the Bank may advise Mortgagor in writing.

7.4 Mortgagor's Waivers. Mortgagor waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Mortgage (except for such demands and notices as are specifically required to be provided to Mortgagor under this Mortgage) and assents to any extension or postponement of the time of payment or performance or any other indulgence with respect to any of the Obligations, to any substitution, exchange or release of any collateral for any of the Obligations and/or to the addition or release of any other party or person primarily or secondarily liable hereunder or in connection with any of the Obligations.

7.5 Entire Agreement; Severability; Captions. The terms and conditions of this Mortgage constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, with respect to the subject matter hereof. The invalidity of any provisions of this Mortgage shall in no way affect the validity of any other provision. Each party signing this Mortgage submits to personal jurisdiction in The Commonwealth of Massachusetts and waives any and all rights to object to such jurisdiction. Each such party agrees that service of process may be made and personal jurisdiction obtained by serving Mortgagor at any location provided in Section 7.6 hereof.

7.6 JURY WAIVER. THE MORTGAGEE (BY ITS ACCEPTANCE HEREOF) AND THE MORTGAGOR AGREE THAT NEITHER OF THEM, NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE MORTGAGEE AND THE MORTGAGOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS.

EXECUTED under the seal as of the date first above written.

WITNESSES:                     BORROWER:

                               PITTSFIELD MOLD & TOOL, INC.

/s/                            By: /s/ William A. Frey, III
                                   William A. Frey, III
                                       ITS: President


COMMONWEALTH OF MASSACHUSETTS

Berkshire, ss.                  September 29, 1999

Then personally appeared the above-named William A. Frey, III,
President as aforesaid, and acknowledged the foregoing to be his free act and deed and the free act and deed of the corporation, before me,


                               __________________
                               Notary Public:
                               My Commission Expires:




                             EXHIBIT A

                                to

       Commercial Real Estate Mortgage and Security Agreement

The land in Pittsfield, Berkshire County, Massachusetts, bounded and described as follows:

Being Lot E6-1-606 on a plan of land entitled "Building Lot Plan of Stearnsville Business Park surveyed for BETNR Industrial Development Corporation, Pittsfield, Massachusetts" prepared by SK Design Group, Inc. dated March 1, 1996 and recorded with Berkshire Middle District Registry of Deeds in Plat D, Plan No. 362 and containing, according to said Plan, 6.97 acres of land.

SUBJECT TO the terms and conditions of a Declaration of Covenants and Restrictions made by BETNR Industrial Development Corporation by instrument dated March 27, 1996 and recorded with Berkshire Middle District Registry of Deeds in Book 1509, Page 850 (the "Declaration").

TOGETHER WITH, in common with the Grantor, its successors and assigns, the easements reserved by Grantor in the First 100-Foot
Buffer-Zone (as defined in the Declaration) and the right to enforce such Easements.

TOGETHER WITH the benefit of three water line easements granted to
BETNR by:

1. Daryoosh Pakpour, David L. Pallon and Scott R. Lenihan, as they are Trustees of Cobblestone Cove Nominee Trust, dated May 29, 1996 and recorded with said Registry in Book 1517, Page 210.

2. Scott R. Lenihan, as he is Trustee of Cole Development Nominee
Trust, dated May 29, 1996 and recorded with said Registry in Book
1517, Page 214.

3. Thomas J. Hamel, as he is Trustee of Barker Road Nominee Trust, dated October 15, 1996 and recorded with said Registry in Book
1534, Page 128.

SUBJECT TO the terms of and TOGETHER WITH the benefit of a 100 foot building construction buffer as shown on the plan hereinbefore mentioned.

SUBJECT TO a fifteen foot utility easement for the benefit of Lot
D6-7-117 as shown on the plan herein above mentioned to be conveyed as appurtenant to Lot D6-7-117.

Being the same premises conveyed to the Mortgagors herein by deed of the Kirchner Family Nominee Trust of even date and recorded with the Berkshire County (Middle District) Registry of Deeds simultaneously herewith.





                           EXHIBIT B
                              to
        Commercial Real Estate Mortgage and Security Agreement

Permitted Encumbrances

1. Subject to a mortgage in the principal amount of $2,500,000.00 given to Berkshire Bank dated September 29, 1999 and recorded with the Berkshire County (Middle District) Registry of Deeds simultaneously herewith.

2. Subject to a second mortgage in the principal amount of $1,900,000.00 given to Berkshire Bank dated September 29, 1999 and recorded with the Berkshire County (Middle District) Registry of
Deeds simultaneously herewith.

3. Subject to the terms and conditions of a Declaration of Covenants and Restrictions made by BETNR Industrial Development
Corporation by instrument, dated March 27, 1996, and recorded with the Berkshire County (Middle District) Registry of Deeds in Book
1509, Page 850 (the "Declaration").

4. Subject to the terms of a 100 foot Building Construction Buffer as shown on the plan of land entitled "Building Lot Plan of Stearnsville Business Park surveyed for BETNR Industrial Development Corporation, Pittsfield, Massachusetts", prepared by SK Design Group, Inc., dated March 1, 1996, and recorded with the Berkshire County (Middle District) Registry of Deeds in Plat D, Plan Number 362.

5. Subject to a fifteen foot utility easement for the benefit of Lot D6-7-117 as shown on the plan of land entitled "Building Lot Plan of Stearnsville Business Park surveyed for BETNR Industrial Development Corporation, Pittsfield, Massachusetts", prepared by SK Design Group, Inc., dated March 1, 1996, and recorded with Berkshire County (Middle District) in Plat D, Plan Number 362.